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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


        Date of Report (Date of earliest event reported): August 24, 2006


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                 0-24626                    56-1886527
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS
                  ------------

    On August 24, 2006, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that on August 23, 2006, the Board of Directors declared the 2006 third quarter dividend of $0.05 per share. The dividend is payable on or about October 17, 2006, to stockholders of record as of October 2, 2006.

    The full text of the Company's press release dated August 24, 2006, issued in connection with the announcement, is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

         (d)      Exhibits

                  Number   Description
                  ------   -----------

                  99.1     Press Release dated August 24, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOPERATIVE BANKSHARES, INC.



                                    /s/ Todd L. Sammons
                                    ------------------------------------------
                                    Todd L. Sammons
                                    Senior Vice President and Chief Financial
                                    Officer

Date:  August 24, 2006